UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

VIMEO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40420	85-4334195
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01	VMEO	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 14, 2022, Vimeo, Inc. (“Vimeo” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 18, 2022, the record date for the Annual Meeting, there were 156,884,951 shares of Vimeo common stock (entitled to one vote per share) and 9,399,250 shares of Vimeo Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. Vimeo common stock and Class B common stock are collectively referred to as Vimeo capital stock.

1.	A proposal to elect eleven members of Vimeo’s board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Vimeo board of directors). The stockholders elected each of the nominees to the Vimeo board of directors on the basis of the following voting results.

Elected by holders of Vimeo common stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Alesia J. Haas	102,808,443	28,874,656	10,016,546
Ida Kane	107,685,718	23,997,381	10,016,546
Shelton “Spike” Lee	107,542,781	24,140,318	10,016,546

Elected by holders of Vimeo Capital Stock voting as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Adam Gross	201,675,793	23,999,806	10,016,546
Kendall Handler	199,390,687	26,284,912	10,016,546
Jay Herratti	224,433,742	1,241,857	10,016,546
Mo Koyfman	197,723,284	27,952,315	10,016,546
Joseph Levin	178,683,696	46,991,903	10,016,546
Nabil Mallick	201,608,894	24,066,705	10,016,546
Glenn H. Schiffman	199,571,408	26,104,191	10,016,546
Anjali Sud	201,585,654	24,089,945	10,016,546

2.	A proposal to ratify the appointment of Ernst & Young LLP as Vimeo’s independent registered public accounting firm for the 2022 fiscal year. The proposal was approved on the basis of the following voting results:

FOR	AGAINST	ABSTAIN
235,465,067	186,121	40,957

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO, INC.

By:	/s/ Michael A. Cheah
Name:	Michael A. Cheah
Title:	General Counsel and Secretary

 Date: June 16, 2022